 Exhibit 99.1

Integer to Be Acquired by KKR in Transaction Valued at Approximately $5.7 Billion

~ Integer Stockholders to Receive $127 Per Share in Cash ~

~ Agreement Follows Comprehensive, Board-Led Strategic Review ~

~ Transaction to Advance Integer’s Innovation and Growth in Support of Customers and Patients ~

PLANO, Texas and NEW YORK – August 3, 2026 – Integer Holdings Corporation (NYSE: ITGR) (“Integer” or the “Company”), a leading global medical device contract development and manufacturing organization (CDMO), and KKR, a leading global investment firm, today announced that they have entered into a definitive agreement under which an affiliate of investment funds managed by KKR will acquire all of the outstanding shares of Integer in an all-cash transaction valued at an enterprise value of approximately $5.7 billion.

Under the terms of the agreement, Integer stockholders will receive $127 per share, representing a premium of approximately 51.8% to Integer’s closing share price on April 29, 2026, the date prior to the Company’s announcement of a strategic review, and 28.8% to the 30-day VWAP as of July 31, 2026.

“This is an exciting milestone for Integer and a testament to the dedication and commitment of our talented team and the exceptional business we have built together,” said Payman Khales, Integer’s President and CEO. “We believe this transaction recognizes the strength of Integer’s business, which includes our dedicated associates, our differentiated engineering and manufacturing capabilities, and our long-term growth opportunities, while providing stockholders with immediate and certain value. KKR’s deep healthcare expertise, long-term vision, and strategic growth orientation make them the right strategic partner to bring our business into its next chapter. Together, we look forward to continuing to invest in our associates and capabilities to deliver excellence for our customers and advance our vision of improving patients’ lives.”

“Integer is an exceptional platform with highly differentiated capabilities across a global manufacturing footprint, a track record for quality and reliability, and a talented team operating in attractive, durable end-markets,” said Max Lin, Partner at KKR. “We are excited by the opportunity to deploy capital and resources to further advance Integer’s next chapter of growth and innovation. We look forward to partnering with the management team and the 11,000 associates to build on Integer’s position as a trusted strategic partner to leading medical device companies and emerging innovators, helping bring life-saving and life-enhancing technologies to patients around the globe.”

As a KKR portfolio company, Integer will have additional flexibility and long-term capital to invest in capacity, technology, innovation, and talent in support of its customers and the patients who rely on the products Integer helps bring to market. KKR intends to establish a broad-based employee ownership and engagement program at Integer following the close of the transaction, consistent with its longstanding approach of fostering an ownership culture and extending ownership to employees across its portfolio. Since 2011, KKR portfolio companies have awarded billions of dollars of total equity value to over 200,000 non-senior management employees across more than 90 companies.

Transaction Details

The definitive agreement follows the comprehensive strategic review announced by Integer on April 30, 2026. In consultation with management and its financial and legal advisors, the Integer Board considered a range of potential alternatives to ensure the Company is best positioned for continued success and to maximize stockholder value. The Board determined that the transaction with KKR represents the best path forward for Integer and delivers immediate and certain value to its stockholders.

The transaction is expected to close by the end of the year, subject to the satisfaction of customary closing conditions, including approval by Integer stockholders and the receipt of required regulatory approvals. The Integer Board has unanimously approved the agreement and recommends that Integer stockholders vote their shares to approve the transaction and adopt the merger agreement. This transaction is not subject to any financing contingency.

KKR will make its investment in Integer through its core private equity strategy and finance the transaction through a combination of equity provided by investment funds managed by KKR and committed debt financing.

Upon completion of the transaction, Integer will become a privately held company and Integer’s common stock will no longer be listed on the New York Stock Exchange.

Integer Second Quarter 2026 Results

In a separate press release issued today, Integer reported second quarter 2026 financial results. Given the pending transaction with KKR, Integer is withdrawing its previously issued financial outlook and will not host its earnings conference call and webcast that has been scheduled for Thursday, August 6, 2026.

That press release, along with other investor materials, including reconciliations of certain non-GAAP measures to their nearest GAAP measures, will be available on investor.integer.net.

Advisors

Goldman Sachs & Co. LLC is serving as Integer’s exclusive financial advisor and Davis Polk & Wardwell LLP is serving as legal advisor. Centerview Partners, Barclays, Citi, and Raymond James are serving as financial advisors to KKR. Kirkland & Ellis LLP is serving as legal advisor to KKR. Citi, KKR Capital Markets, Barclays, UBS and Jefferies will act as lead arrangers for the debt financing in connection with the transaction.

About Integer®

Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMOs) in the world, serving the cardio and vascular, neuromodulation, and cardiac rhythm management markets. As a strategic partner of choice, we advance the goals of our medical device customers through industry-leading engineering and manufacturing, with a relentless commitment to quality, service, and innovation. The company's brands include Greatbatch Medical® and Lake Region Medical®. Additional information is available at www.integer.net.

About KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group’s website at www.globalatlantic.com.

Contacts

Integer

Media Relations:

Misty Tippen

misty.tippen@integer.net

469-536-6702

Investor Relations:

Kristen Stewart

kristen.stewart@integer.net

551-337-3973

KKR

Media
media@kkr.com

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Armstrong Parent, Inc. (“Buyer”) and Armstrong Bidco, Inc. (the “Transaction”). All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; the Buyer’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Agreement and Plan of Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the Securities Exchange Commission (the “SEC”) on February 23, 2026 (the “Form 10-K”), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.integer.net/financial-information/sec-filings/default.aspx or by contacting the Company via email by sending a message to ir@integer.net.

Participants in the Solicitation

The Company, Buyer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant material related to the Transaction, which will be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 6, 2026 (the “2026 Proxy Statement”), and in the Form 10-K, and subsequently filed statements of beneficial ownership on Form 4. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Form 10-K, and in the sections entitled “Corporate Governance and Board Matters,” and “Security Ownership of Certain Beneficial Owners and Management,” included in the 2026 Proxy Statement. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.